DIRECTORS
Francis E. Jeffries, Chairman
E. Virgil Conway
William W. Crawford
William N. Georgeson
Philip R. McLoughlin
Eileen A. Moran
Everett L. Morris
Richard A. Pavia
Harry Dalzell-Payne
OFFICERS
Calvin J. Pedersen
President & Chief Executive Officer
Dennis A. Cavanaugh
Senior Vice President, Chief Investment Officer & Assistant Treasurer James W. Rosenberger
Treasurer & Assistant Secretary
Thomas N. Steenburg
Secretary
INVESTMENT ADVISER
Duff & Phelps Investment Management Co.
55 East Monroe Street
Chicago, IL 60603
(312) 541-5555
ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217
CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
(800) 524-4458
INDEPENDENT AUDITORS
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, IL 60606
The accompanying financial statements
as of June 30, 1999 were not audited and, accordingly, no opinion is expressed on them.
This report is for stockholder information.
This is not a prospectus intended for use in the purchase or sale of Fund shares.
Duff & Phelps Utility and Corporate Bond Trust Inc.
55 East Monroe Street
Chicago, IL 60603

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                                 DUFF & PHELPS
                                  UTILITY AND
                                   CORPORATE
                                   BOND TRUST

DUFF & PHELPS UTILITY AND

CORPORATE BOND TRUST

DEAR FELLOW SHAREHOLDERS:

     During the first half of 1999, your Board of Directors declared six monthly dividends of 9.8 cents per share of common stock. The cumulative dividend of
58.8 cents per share provided an annualized dividend yield of 8.11% based upon the June 30, 1999 closing stock price of $14.50. That closing stock price represented a 8.94% premium to net asset value (NAV).

     Interest rates rose steadily throughout the first half of 1999 and adversely affected fixed income investment total returns. For example, the Lehman Brothers Aggregate Index, a proxy for the U.S. bond market, produced a negative 1.37% return for the first half of the year, which is only the third time this decade a year's halfway point produced a negative return. Similarly, the Fund also produced a first half negative return. Because of the Fund's longer duration, the rise in interest rates resulted in a first half total return of a negative 6.18% as measured by Lipper Analytical Services, Inc.

     The first half of 1999 was characterized by steadily rising interest rates as a series of economic indicators consistently exceeded market expectations. For example, after ending the previous year at 5.09%, the yield on the thirty-year U.S. Treasury bond rose approximately 88 basis points, ending the first half of the year at 5.97%. The yield on the two-year U.S. Treasury note, which can at times be a leading indicator of Federal Reserve policy, increased by 1 percentage point, closing out the first half of 1999 at a yield of 5.52%. A wide array of economic indicators, including U.S. gross domestic product (GDP), consumer confidence and employment, were consistently being reported at levels that exceeded most expectations. As a result, interest rates steadily rose in anticipation of eventual Federal Reserve tightening.

     Even though the first half's economic growth rate moderated from the fourth quarter's torrid annual pace of 6%, it was believed by market participants that GDP growth was still rising faster than the labor force could accommodate in a non-accelerating inflation environment. The main engine of growth continued to be consumer spending, which grew at a rate well in excess of the growth in real wages. Despite a negative national saving rate, consumer spending, which represents nearly two-thirds of GDP, remained ebullient. Consumers felt comfortable spending above income levels because their primary asset, housing, was increasing in value. In addition, consumer attitudes remained positive due to the continued gains in the stock market and the expanding employment opportunities. It was, perhaps, the tightness in the labor markets combined with strong consumer spending which lay behind the majority of the first half rise in interest rates.

     During the first half of the year, the unemployment rate hovered near the historically low rate of 4.2%. Despite the significant improvement in the economy's productivity and subdued inflation, the chairman of the Federal Reserve felt compelled in early May to warn the financial markets that the weak link in the inflation outlook was the tight labor market. At the same time, Mr. Greenspan mused aloud that perhaps the injection of financial liquidity during the fourth quarter was no longer needed. These comments plus an unexpectedly high Consumer Price Index report for April caused the Federal Open Market Committee, in their May deliberations, to move to a bias of tighter monetary policy.

     As a result of the above events, the markets, in a knee-jerk reaction, pushed the yields on the thirty-year US Treasury bond to 5.82% by the end of May. Yields on US Treasuries were biased upward during the month of June as the financial markets nervously awaited a much anticipated increase in the federal funds rate. On June 30, the market's expectations were confirmed as the Federal Reserve raised the rate on federal funds by 25 basis points to 5%. Somewhat surprisingly, the Federal

Reserve removed the bias to tighten rates and the bond market rallied as the yield on the thirty-year US Treasury fell back below 6% from an intraday high of 6.19%.

     As we look forward, we believe that our economy's growth rate will moderate to the 2.0% to 3.0% range, and continued low inflation will allow U.S. interest rates to move to lower levels during the second half of 1999.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     To those of you receiving dividends in cash, we urge you to consider taking advantage of the dividend reinvestment and cash purchase plan (the 'Plan') available to all registered shareholders of the Fund. Under the Plan, the Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the Fund. Also, the cash purchase option permits participants to purchase open-market shares through the Plan Agent. Additional information about the Plan is available from The Bank of New York, 1-800-524-4458, or for more details, please turn to page 15. The Plan is being amended effective December 1, 1999 to permit the new issuance of Fund shares for dividend reinvestments in certain circumstances where this is beneficial to participants in the Plan and to make other changes. Please read the information regarding the plan, and the amendments, carefully. We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

Francis E. Jeffries, CFA            Calvin J. Pedersen, CFA
Chairman                            President, Chief Executive Officer

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                                                   RATINGS
 PRINCIPAL                                                          ---------------------------------------
  AMOUNT                                                                DUFF &                  STANDARD &     MARKET VALUE
   (000)                          DESCRIPTION                           PHELPS       MOODY'S        POOR'S       (NOTE 1)
-----------  -----------------------------------------------------  -----------  -------------  -----------  ----------------
             / / LONG-TERM INVESTMENTS--136.2%
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS--23.0%
             Government National Mortgage Association
             Pass-Through Certificates,
$     1,983  8.00%, 7/15/23.......................................  AAA          Aaa            AAA          $      2,041,091
      5,119  8.00%, 8/15/23.......................................  AAA          Aaa            AAA                 5,267,428
      2,347  8.00%, 5/15/24.......................................  AAA          Aaa            AAA                 2,416,352
      1,360  7.00%, 3/15/26.......................................  AAA          Aaa            AAA                 1,341,629
      2,726  7.50%, 5/15/26.......................................  AAA          Aaa            AAA                 2,751,410
             U.S. Treasury Bonds,
     12,900  10.750%, 2/15/03.....................................  AAA          Aaa            AAA                14,970,063
     40,000  10.375%, 11/15/12....................................  AAA          Aaa            AAA                50,968,800
                                                                                                             ----------------
                                                                                                                   79,756,773
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (cost $81,833,729)...................................
                                                                                                             ----------------
             BONDS--113.2%
             FINANCIAL--13.8%
     10,000  American Express Co.,
             8.625%, 5/15/22......................................  AA-          A1             A+                 10,645,900
      7,000  Countrywide Credit Industries Inc.,
             8.00%, 12/15/26......................................  A-           A3             BBB+                6,603,730
     10,000  Great Western Financial Corp.,
             8.206%, 2/01/27......................................  BBB-         A3             BBB-                9,888,000
     10,000  KeyCorp Institution Capital B,
             8.25%, 12/15/26......................................  BBB          A1             BBB                10,348,800
     10,000  NationsBank Capital Trust IV,
             8.25%, 4/15/27.......................................  A-           Aa2            A-                 10,290,300
                                                                                                             ----------------
                                                                                                                   47,776,730
                                                                                                             ----------------
             FOREIGN GOVERNMENT OBLIGATIONS--2.2%
     10,000  Republic of Colombia,
             8.625%, 4/01/08......................................  BBB-         Baa3           BBB-                7,762,500
                                                                                                             ----------------
             INDUSTRIAL--53.6%
      5,000  Archer-Daniels Midland Co.,
             8.125%, 6/01/12......................................  AAA          Aa3            AA-                 5,442,000
     15,000  Dayton Hudson Corp.,
             8.50%, 12/01/22......................................  A-           A3             A-                 16,145,100
      7,000  Ford Motor Co.,
             8.875%, 1/15/22......................................  A+           A1             A                   8,112,510

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                                    RATINGS
 PRINCIPAL                                                          ---------------------------------------
  AMOUNT                                                                DUFF &                  STANDARD &     MARKET VALUE
   (000)                          DESCRIPTION                           PHELPS       MOODY'S        POOR'S       (NOTE 1)
-----------  -----------------------------------------------------  -----------  -------------  -----------  ----------------
$    10,000  Georgia Pacific Corp.,
             9.625%, 3/15/22......................................        BBB-          Baa2          BBB-   $     10,700,800
      3,000  8.625%, 4/30/25......................................        BBB-          Baa2          BBB-          3,067,230
      3,450  James River Corp.,
             9.25%, 11/15/21......................................        BBB-          Baa2          BBB-          4,395,818
     10,250  McDonnell Douglas Corp.,
             9.75%, 4/01/12.......................................         AA-            A2           AA-         12,156,090
      5,000  Nova Gas Transmissions Limited,
             7.875%, 4/01/23......................................         AAA            A2            A-          5,113,600
      5,000  Occidental Petroleum Corp.,
             8.75%, 1/15/23.......................................         BBB          Baa2           BBB          5,319,650
     15,000  Phillips Petroleum Co.,
             8.49%, 1/01/23.......................................          A-            A3            A-         16,210,350
      9,000  Ralston Purina Co.,
             8.125%, 2/01/23......................................          A-          Baa1            A-          9,439,380
     10,000  Sears Roebuck and Co.,
             9.375%, 11/01/11.....................................           A            A2            A-         11,402,200
      5,000  Sun Company, Inc.,
             9.00%, 11/01/24......................................         BBB          Baa2           BBB          5,379,200
      6,225  Tele-Communications, Inc.,
             9.80%, 2/01/12.......................................        BBB-            A2           AA-          7,605,829
      5,275  10.125%, 4/15/22.....................................        BBB-            A2           AA-          6,869,685
      3,200  9.875%, 6/15/22......................................        BBB-            A2           AA-          4,081,824
     10,000  Tenneco, Inc.,
             9.20%, 11/15/12......................................         BBB          Baa1           BBB         11,016,400
      5,000  Time Warner Entertainment Company, L.P.,
             10.15%, 5/01/12......................................         BBB          Baa2           BBB          6,148,900
      5,000  8.875%, 10/01/12.....................................         BBB          Baa2           BBB          5,570,000
      7,000  Time Warner Inc.,
             9.15%, 2/01/23.......................................        BBB-          Baa3           BBB          8,027,670
     10,000  Trans-Canada Pipelines Limited,
             9.875%, 1/01/21......................................           A            A2            A-         12,365,200
      5,000  USX Corp.,
             9.375%, 2/15/12......................................         BBB          Baa2          BBB-          5,681,750
      5,000  8.50%, 3/01/23.......................................         BBB          Baa2          BBB-          5,310,350
                                                                                                             ----------------
                                                                                                                  185,561,536
                                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                                                   RATINGS
 PRINCIPAL                                                          ---------------------------------------
  AMOUNT                                                                DUFF &                  STANDARD &     MARKET VALUE
   (000)                          DESCRIPTION                           PHELPS       MOODY'S        POOR'S       (NOTE 1)
-----------  -----------------------------------------------------  -----------  -------------  -----------  ----------------
             TELEPHONE--14.7%
$    10,500  AT&T Corp.,
             8.35%, 1/15/25.......................................         AA+           Aa3           AA-   $     10,956,960
     10,000  Bell Canada Inc.,
             9.50%, 10/15/10......................................          A+            A2            A+         11,873,300
     10,000  MCI Communications Corp.,
             8.25%, 1/20/23.......................................        BBB+            A3            A-         10,456,900
      5,000  New York Telephone Co.,
             8.625%, 11/15/10.....................................          A+            A2            A+          5,664,300
     10,125  Sprint Corp.,
             9.25%, 4/15/22.......................................           A          Baa1          BBB+         12,007,238
                                                                                                             ----------------
                                                                                                                   50,958,698
                                                                                                             ----------------
             UTILITIES--ELECTRIC--28.9%
     10,000  Arizona Public Service Co.,
             8.00%, 2/01/25.......................................        BBB+          Baa1            A-         10,213,000
     10,000  Boston Edison Co.,
             7.80%, 3/15/23.......................................           A          Baa1            A-          9,858,600
     10,000  CalEnergy Co., Inc.,
             8.48%, 9/15/28.......................................        BBB-          Baa3          BBB-         10,671,800
     14,000  ComEd Financing II,
             8.50%, 1/15/27.......................................        BBB-          Baa3          BBB-         14,019,180
      5,000  Connecticut Light & Power Co.,
             8.50%, 6/01/24.......................................        BBB-          Baa3          BBB-          5,217,700
      6,000  Dayton Power & Light Co.,
             8.15%, 1/15/26.......................................          AA           Aa3           AA-          6,119,160
      1,500  Houston Lighting & Power Co.,
             7.75%, 3/15/23.......................................          A+            A3            A-          1,447,200
      5,000  Hydro-Quebec,
             8.40%, 1/15/22.......................................          AA            A2            A+          5,588,050
     10,000  Pacific Gas & Electric Co.,
             8.25%, 11/01/22......................................         AA-            A1           AA-         10,608,000
     10,000  Pennsylvania Power & Light Co.,
             8.50%, 5/01/22.......................................          A-            A3            A-          5,094,550
      5,000  Tennessee Valley Authority,
             8.625%, 11/15/29 Pound...............................         AAA           Aaa           AAA          5,335,050
      5,000  Texas Utilities Electric Co.,
             9.750%, 5/01/21......................................          A-            A3          BBB+          5,460,200
     10,000  8.875%, 2/01/22......................................         BBB            A3          BBB+         10,384,500
                                                                                                             ----------------
                                                                                                                  100,016,990
                                                                                                             ----------------
                                                                                                                  392,076,454
             TOTAL BONDS (cost $394,325,698)......................
                                                                                                             ----------------
                                                                                                                  471,833,227
             TOTAL LONG-TERM INVESTMENTS
             (cost $476,159,427)..................................
                                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONCLUDED)
                                 JUNE 30, 1998
                                  (UNAUDITED)

 PRINCIPAL                                                                                               MARKET
  AMOUNT                                                                                                 VALUE
   (000)                                          DESCRIPTION                                           (NOTE 1)
-----------  -------------------------------------------------------------------------------------  ----------------
             / / SHORT-AND MEDIUM-TERM INVESTMENTS--20.4%
             COMMERCIAL PAPER--1.5%
$     2,500  Ford Motor Credit Company, 5.02%, due 8/30/99........................................  $      2,500,000
      2,500  General Electric Capital Corp., 4.87%, due 7/29/99...................................         2,500,000
                                                                                                    ----------------
             TOTAL COMMERCIAL PAPER (cost $5,000,000).............................................         5,000,000
                                                                                                    ----------------
             MEDIUM-TERM NOTE--2.9%
      9,992  J.P. Morgan & Co., Medium Term Note, Series A, 4.9825%, due
             7/06/00(a)...........................................................................         9,991,707
                                                                                                    ----------------
             REPURCHASE AGREEMENT--3.8%
     13,310  Repurchase agreement with Goldman, Sachs & Co., 4.85%, acquired on
             6/01/99 and due 7/01/99 (collateralized by Federal Home Loan
             Mortgage Corp., 6.50% with maturities to 12/15/14, value $13,576,408)                        13,310,000
                                                                                                    ----------------
             TIME DEPOSITS--12.2%
     22,670  Barclays Bank PLC, 5.8125%, due 7/01/99..............................................        22,670,000
     19,676  Huntingdon National Bank, 4.75%, due 7/01/99.........................................        19,676,000
                                                                                                    ----------------
             TOTAL TIME DEPOSITS (cost $42,346,000)...............................................        42,346,000
                                                                                                    ----------------
             TOTAL SHORT-AND MEDIUM-TERM INVESTMENTS
             (cost $70,647,707)...................................................................        70,647,707
                                                                                                    ----------------
             TOTAL INVESTMENTS--156.6%
             (cost $546,807,134) (Note 3).........................................................       542,480,934
             Liabilities, less cash and other assets--(56.6%).....................................      (196,169,203)
                                                                                                    ----------------
             NET ASSETS--100%.....................................................................  $    346,311,731
                                                                                                    ----------------
                                                                                                    ----------------

------------------------------------
   Pound This security is also a U.S. Government Agency Obligation.
  (a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1999.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

ASSETS
Investments, at value (cost $546,807,134).....................................................  $      542,480,934
Cash..........................................................................................           1,077,217
Interest receivable...........................................................................          10,048,406
Prepaid assets and other assets...............................................................              48,742
                                                                                                ------------------
     Total assets.............................................................................         553,655,299
                                                                                                ------------------
LIABILITIES
Commercial paper (Note 5).....................................................................         141,345,774
Payable upon return of securities loaned (Note 4).............................................          65,647,707
Investment advisory fee payable (Note 2)......................................................             202,855
Administrative fee payable (Note 2)...........................................................              43,183
Accrued expenses and other liabilities........................................................             104,049
                                                                                                ------------------
     Total liabilities........................................................................         207,343,568
                                                                                                ------------------
NET ASSETS....................................................................................  $      346,311,731
                                                                                                ------------------
                                                                                                ------------------
CAPITAL
Common stock, $.01 par value, 600,000,000 shares authorized, 26,015,314 shares issued and
      outstanding (Note 6)....................................................................  $          260,153
Additional paid-in capital....................................................................         360,780,849
Distributions in excess of net investment income..............................................          (1,661,577)
Accumulated net realized loss on investment transactions......................................          (8,741,494)
Net unrealized depreciation on investments....................................................          (4,326,200)
                                                                                                ------------------
NET ASSETS....................................................................................  $      346,311,731
                                                                                                ------------------
                                                                                                ------------------
Net asset value per share of common stock:
  ($346,311,731L26,015,314 shares of common stock issued and outstanding).....................  $            13.31
                                                                                                ------------------
                                                                                                ------------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
  Interest income..............................................................................  $      19,333,625
  Security lending fee income..................................................................             52,427
                                                                                                 -----------------
     Total investment income...................................................................         19,386,052
                                                                                                 -----------------
EXPENSES
  Investment advisory fee (Note 2).............................................................          1,270,462
  Administrative fee (Note 2)..................................................................            275,076
  Commercial paper fee.........................................................................            138,351
  Directors' fees..............................................................................             95,631
  Commissions expense--commercial paper........................................................             71,896
  Transfer agent fee and expenses..............................................................             68,205
  Professional fees............................................................................             48,150
  Custodian fee and expenses...................................................................             29,756
  Reports to shareholders......................................................................             21,373
  Registration fee.............................................................................             16,037
  Other........................................................................................              5,643
                                                                                                 -----------------
  Total operating expenses (before interest expense)...........................................          2,040,580
  Interest expense--commercial paper (Note 5)..................................................          3,549,872
                                                                                                 -----------------
     Total expenses............................................................................          5,590,452
                                                                                                 -----------------
           Net investment income...............................................................         13,795,600
                                                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions.................................................          2,785,600
  Net change in unrealized depreciation on investments.........................................        (39,779,478)
                                                                                                 -----------------
     Net realized and unrealized loss on investments...........................................        (36,993,878)
                                                                                                 -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................  $     (23,198,278)
                                                                                                 -----------------
                                                                                                 -----------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

INCREASE (DECREASE) IN CASH
Cash flows provided by (used for) operating activities:
     Interest received........................................................................  $       19,152,149
     Expenses paid............................................................................          (2,178,190)
     Interest expense paid....................................................................          (4,064,954)
     Purchase of long-term portfolio investments..............................................         (50,437,845)
     Proceeds from sale of long-term portfolio investments....................................          41,820,838
     Net proceeds from sales in excess of purchases of short-term
portfolio investments.........................................................................           8,450,008
                                                                                                ------------------
     Net cash provided by operating activities................................................          12,742,006
                                                                                                ------------------
Cash flows provided by (used for) financing activities:
     Net cash used for securities loaned......................................................          (9,450,008)
     Net cash provided by commercial paper....................................................             402,900
     Cash dividends paid to shareholders......................................................         (15,297,008)
                                                                                                ------------------
     Net cash used for financing activities...................................................         (24,344,116)
                                                                                                ------------------
Net decrease in cash..........................................................................         (11,602,110)
Cash at beginning of period...................................................................          12,679,327
                                                                                                ------------------
Cash at end of period.........................................................................  $        1,077,217
                                                                                                ------------------
                                                                                                ------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY
  OPERATING ACTIVITIES
Net decrease in net assets resulting from operations..........................................  $      (23,198,278)
                                                                                                ------------------
     Increase in investments..................................................................            (166,999)
     Net realized gain on investment transactions.............................................          (2,785,600)
     Net change in unrealized depreciation on investments.....................................          39,779,478
     Increase in interest receivable..........................................................            (220,168)
     Decrease in commercial paper discount....................................................            (515,082)
     Accretion of discount....................................................................             (13,735)
     Increase in prepaid assets and other assets..............................................              (3,039)
     Decrease in investment advisory fee payable..............................................             (14,457)
     Decrease in administrative fee payable...................................................              (4,367)
     Decrease in accrued expenses and other liabilities.......................................            (115,747)
                                                                                                ------------------
           Total adjustments..................................................................          35,940,284
                                                                                                ------------------
Net cash provided by operating activities.....................................................  $       12,742,006
                                                                                                ------------------
                                                                                                ------------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                            FOR THE
                                                                   SIX MONTHS ENDED                    FOR THE
                                                                      JUNE 30, 1999                 YEAR ENDED
                                                                        (UNAUDITED)          DECEMBER 31, 1998
                                                             -------------------------  -------------------------
OPERATIONS
  Net investment income....................................     $        13,795,600        $        27,425,378
  Net realized gain on investment transactions.............               2,785,600                  3,538,593
  Net change in unrealized depreciation on investments.....             (39,779,478)                 7,752,104
                                                             -------------------------  -------------------------
  Net increase (decrease) in net assets resulting from
     operations............................................             (23,198,278)                38,716,075
                                                             -------------------------  -------------------------
DISTRIBUTIONS TO SHAREHOLDERS  FROM
  Net investment income....................................             (13,635,431)               (30,594,021)
  Distributions in excess of net investment income.........              (1,661,577)                        --
                                                             -------------------------  -------------------------
  Net decrease in net assets resulting from
     distributions.........................................             (15,297,008)               (30,594,021)
                                                             -------------------------  -------------------------
  Total increase (decrease)................................             (38,495,286)                 8,122,054
NET ASSETS
  Beginning of period......................................             384,807,017                376,684,963
                                                             -------------------------  -------------------------
  End of period............................................     $       346,311,731        $       384,807,017
                                                             -------------------------  -------------------------
                                                             -------------------------  -------------------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                              FINANCIAL HIGHLIGHTS

                                        FOR THE
                                    SIX MONTHS ENDED                                            FOR THE YEAR ENDED DECEMBER 31,
                                    JUNE 30, 1999      -------------------------------------------------------------------------
                                      (UNAUDITED)              1998           1997           1996           1995           1994
                                   ------------------  -------------  -------------  -------------  -------------  -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period.........................      $    14.79       $     14.48    $     13.80    $     14.81    $     12.18    $     14.78
                                   ------------------  -------------  -------------  -------------  -------------  -------------
  Net investment income..........            0.53              1.06           1.08           1.10           1.09           1.18
  Net realized and unrealized
    gain (loss) on investment
    transactions.................           (1.42)             0.43           0.78          (1.03)          2.72          (2.60)
                                   ------------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) from
  investment operations..........           (0.89)             1.49           1.86           0.07           3.81          (1.42)
                                   ------------------  -------------  -------------  -------------  -------------  -------------
Distributions from net investment
  income.........................           (0.53)            (1.18)         (1.18)         (1.08)         (1.11)         (1.18)
Distributions in excess of net
  investment income..............           (0.06)               --             --             --          (0.07)            --
                                   ------------------  -------------  -------------  -------------  -------------  -------------
Total distributions..............           (0.59)            (1.18)         (1.18)         (1.08)         (1.18)         (1.18)
                                   ------------------  -------------  -------------  -------------  -------------  -------------
Net asset value, end of
  period(1)......................      $    13.31       $     14.79    $     14.48    $     13.80    $     14.81    $     12.18
                                   ------------------  -------------  -------------  -------------  -------------  -------------
                                   ------------------  -------------  -------------  -------------  -------------  -------------
Per share market value, end of
  period(1)......................      $    14.50       $    15.375    $   14.4375    $    12.875    $    13.875    $    11.125
                                   ------------------  -------------  -------------  -------------  -------------  -------------
                                   ------------------  -------------  -------------  -------------  -------------  -------------
TOTAL INVESTMENT RETURN(2).......           (1.93)%           15.24%         22.21%          0.69%         36.21%        (14.19)%
RATIOS TO AVERAGE NET ASSETS(3):
Operating expenses(4)............            1.00%(5)          0.91%          0.80%          0.80%          0.78%          0.78%
Commercial paper expenses........            2.07%(5)          2.22%          2.35%          2.30%          2.52%          1.46%
Net investment income............            7.59%(5)          7.26%          7.84%          8.02%          7.92%          8.87%
SUPPLEMENTAL DATA:
Portfolio turnover...............               8%               10%            12%            13%             5%           149%
Net assets, end of period (000)        $  346,312       $   384,807    $   376,685    $   358,941    $   385,329    $   316,842
COMMERCIAL PAPER INFORMATION:
Aggregate amount outstanding
  (000) at end of period.........      $  143,000       $   143,000    $   143,000    $   143,000    $   143,000    $   143,000
Average daily amortized cost of
  commercial paper outstanding
  (000)..........................      $  141,456       $   141,063    $   141,704    $   141,322    $   141,369    $   133,619
Asset coverage per $1,000 at end
  of period......................      $    3,413       $     3,684    $     3,625    $     3,501    $     3,704    $     3,227

------------------------------------

(1) Net asset value and market value are published in The Wall Street Journal each Monday.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected. Total returns for periods of less than one full year are not annualized.
(3) As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper expenses.
(5) Annualized.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1999 (UNAUDITED)

     Duff & Phelps Utility and Corporate Bond Trust Inc. (the 'Fund') was organized in Maryland on November 23, 1992 as a diversified, closed-end management investment company with operations commencing on January 29, 1993.

     The Fund's investment objective is to seek high current income consistent with investing in securities of investment grade quality. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: The Fund values its fixed-income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative illiquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

     Debt securities having a remaining maturity of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

FEDERAL INCOME TAXES: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains, if any, to shareholders to qualify as a regulated investment company. For this reason, no Federal income tax provision is required. For Federal income tax purposes, the Fund had a capital loss carryforward of $11,527,094 at December 31, 1998, of which $6,744,681 expires in 2002 and $4,782,413 expires in 2003, if not offset by subsequent capital gains.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders on a monthly basis. The dividends are recorded by the Fund on the ex-dividend date.

REPURCHASE AGREEMENTS: Repurchase agree-ments are fully collateralized by U.S. Treasury or Government Agency securities. All collateral is held through the Fund's custodian and is monitored daily so that its market value exceeds the carrying value of the repurchase agreement.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts for income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.  AGREEMENTS

     The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the 'Adviser'), a subsidiary of Phoenix Investment Partners Ltd. and an Administration Agreement with Princeton Administrators, L.P. (the
'Administrator').

     The amended investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly managed assets which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

     The administrative fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly net assets (which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage) subject to a monthly minimum of $12,500.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of directors and officers of the Fund who are full-time employees of the Adviser. The Administrator pays certain occupancy, clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

NOTE 3.  PORTFOLIO SECURITIES

     For the six months ended June 30, 1999, the Fund had purchases of $50,437,845 and sales of $41,820,838 of investment securities, other than short-term investments. For the six months ended June 30, 1999, the Fund had no purchases or sales of U.S. Government securities.

     The Federal income tax basis of the Fund's investments at June 30, 1999 was $546,807,134, and accordingly, net unrealized depreciation aggregated $4,326,200 of which $8,468,777 related to appreciated securities and $12,794,977 related to depreciated securities.

NOTE 4.  SECURITY LENDING

     The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fee income. The Fund also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

     As of June 30, 1999, the Fund's custodian held cash and short-term investments having an aggregate value of $66,984,113 as collateral for portfolio securities loaned having a market value of $66,350,500.

NOTE 5.  COMMERCIAL PAPER

     As of June 30, 1999, $143,000,000 of commercial paper was outstanding with an amortized cost of $141,345,744. The average discount rate of commercial paper outstanding at June 30, 1999 was 5.00%. The average daily balance of commercial paper outstanding for the six months ended June 30, 1999 was $143,000,000 at a weighted average discount rate of 5.14%. The maximum amount of commercial paper outstanding at any time during

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

the six months was $143,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $75,000,000. During the six months ended June 30, 1999, there were no borrowings under this arrangement.

NOTE 6.  CAPITAL

     There are 600,000,000 shares of $.01 par value common stock authorized. Of the 26,015,314 shares of common stock outstanding at June 30, 1999, Phoenix Investment Partners Ltd. owned 13,763 shares.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Common shareholders are automatically enrolled in the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York (the 'Plan Agent'), in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. The Plan Agent will effect purchases of shares of common stock under the Plan in the open market. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

     The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund. As described below, the Plan is being amended, effective December 1, 1999, whereby the Fund would issue new shares in circumstances in which it would be beneficial to shareholders.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

     The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

     The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

     Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-524-4458.

AMENDMENT TO THE DIVIDEND REINVESTMENT PLAN

     Effective December 1, 1999, if the Fund declares a dividend or capital gains distribution payable either in cash or in stock of the Fund, and the market price of shares on the valuation date equals or exceeds the net asset value of these shares, the Fund will issue new shares to you at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price. If the market price is lower than net asset value, or if dividends or capital gains distributions are declared to be payable only in cash, then you will receive shares purchased on the New York Stock Exchange or otherwise on the open market. This amendment to the Dividend Reinvestment Plan will not affect shareholders electing to make purchases of additional shares of common stock in the Cash Purchase Plan; all such shares will be purchased in the open market on behalf of such participants by the Plan Agent.

                          YEAR 2000 RISKS (UNAUDITED)

     Like other business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund and its service providers do not properly process and calculate date-related information from and after January 1, 2000. The Fund is taking steps that it believes are reasonably designed to address the Year 2000 problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. The Fund does not expect to incur any significant costs in order to address the Year 2000 problem however, at this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                                 PROXY RESULTS
At the May 26, 1999 annual meeting of shareholders, the Duff & Phelps Utility and Corporate Bond Trust Inc. shareholders voted on and approved the following proposals. The description of the proposals and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------------
                                                                                    SHARES VOTED        SHARES
                                                                                         FOR          ABSTAINING
-------------------------------------------------------------------------------------------------------------------
1. To elect three directors to serve until the Annual Meeting in the year indicated below or until their successors are duly elected and qualified:
   William W. Crawford (2002)                                                           23,923,747          245,875
                       Philip R. McLoughlin (2002)                                      23,926,442          243,180
                       Richard A. Pavia (2002)                                          23,954,973          214,649
Directors whose term of office continued beyond this meeting are as follows:
   E. Virgil Conway, William N. Georgeson, Francis E. Jeffries, Eileen A. Moran,
   Everett L. Morris and Harry Dalzell-Payne

-----------------------------------------------------------------------------------------------------------------
                                                                 SHARES VOTED     SHARES VOTED        SHARES
                                                                      FOR            AGAINST        ABSTAINING
-----------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP as independent auditors for the Fund's fiscal year ending December 31,
   1999.                                                             23,917,694           86,587          165,341
-----------------------------------------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market at prevailing market prices.

                                       3